IVY VARIABLE INSURANCE PORTFOLIOS
Delaware Ivy VIP Asset Strategy
Delaware Ivy VIP Global Growth
Delaware Ivy VIP International Core Equity

(each a “Portfolio” and together the “Portfolios”)

Supplement to the Portfolio’s Summary and Statutory Prospectuses and Statement of Additional
Information (SAI) dated May 1, 2023

On July 5, 2023 (“Effective Date”), the portfolio management team for each Portfolio will change.

Delaware Ivy VIP Asset Strategy

On the Effective Date, the following replaces the information in the Portfolio’s summary prospectus section entitled “Who manages the Portfolio? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Portfolio
Aaron D. Young	Senior Vice President, Portfolio Manager	November 2021

On the Effective Date, the following replaces the disclosure in the Portfolio’s statutory prospectus section entitled “Who manages the Portfolios – Portfolio managers – Delaware Ivy VIP Asset Strategy”:
Stefan Löwenthal, Jürgen Wurzer and Aaron D. Young determine the Portfolio’s asset allocation and are primarily responsible for the day-to-day portfolio management of the Portfolio.
Delaware Ivy VIP Global Growth and Delaware Ivy VIP International Core Equity

On the Effective Date, Charles (Trey) Schorgl is added as an additional portfolio manager of each Portfolio and will serve as a portfolio manager of each Portfolio with Aditya Kapoor and Charles John.

On the Effective Date, the following is added to the information in the section of each Summary Prospectus entitled “Who manages the Portfolio? — Investment manager”:

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Charles (Trey) Schorgl	Managing Director, Senior Portfolio Manager	July 2023

On the Effective Date, the following replaces the disclosure in the statutory prospectus sections entitled “Who manages the Portfolios – Portfolio managers – Delaware Ivy VIP Global Growth” and “— Delaware Ivy VIP International Core Equity”:

Aditya Kapoor, Charles John, and Charles (Trey) Schorgl are primarily responsible for the day-to-day portfolio management of the Portfolio.

On the Effective Date, the following is added as the second to last paragraph of the section of the Statutory Prospectus entitled “Who manages the Portfolios – Portfolio managers”:
Charles (Trey) Schorgl
Managing Director, Senior Portfolio Manager
•	Joined Macquarie in 2021
•	Based in Kansas City

Trey is a Senior Portfolio Manager for Ivy Investments, now part of Macquarie Asset Management’s (MAM’s) Delaware Management Company. He joined MAM as part of Delaware Funds that were involved in a transaction that closed on April 30, 2021. He joined the Ivy Global Equity Team in July 2023.
He joined Ivy Investments in July 2014 as an Equity Analyst. He was appointed Senior Equity Analyst in January 2022; he assumed portfolio management responsibilities in July 2023. His research responsibilities were concentrated in aerospace and defense, industrial conglomerates, and semiconductors and semiconductor capital equipment. Prior to joining Ivy Investments, he was an Equity Analyst with Balyasny Asset Management. Before that, he was an Equity Research Associate with Credit Suisse.
He earned a Bachelor of Business Administration cum laude with a double major in finance and accounting from Texas Christian University. He holds the Chartered Financial Analyst® designation, and he is a member of the CFA Institute and the CFA Society of Kansas City.
On the Effective Date, the following information as of April 30, 2023, is added to the section of the SAI entitled “Portfolio Managers – Other Accounts Managed”:

Name of Portfolio Manager or Team Member	Type of Accounts	No. of Accounts Managed	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Charles (Trey) Schorgl	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 0	$0 $0 $0	0 0 0	$0 $0 $0

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated July 5, 2023.